UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House,	30 Pembroke Road,	Dublin 4,	Ireland	D04 Y0C2
(Address of principal executive offices)				(Zip Code)

+353	1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
3.850% Senior Notes due 2028	ETN/28	New York Stock Exchange
3.950% Senior Notes due 2029	ETN/29	New York Stock Exchange
4.450% Senior Notes due 2030	ETN/30	New York Stock Exchange
4.200% Senior Notes due 2031	ETN/31	New York Stock Exchange
4.500% Senior Notes due 2033	ETN/33	New York Stock Exchange
3.550% Senior Notes due 2034	ETN/34	New York Stock Exchange
3.625% Senior Notes due 2035	ETN/35	New York Stock Exchange
4.800% Senior Notes due 2036	ETN/36	New York Stock Exchange
4.000% Senior Notes due 2038	ETN/38	New York Stock Exchange
5.450% Senior Notes due 2056	ETN/56	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Eaton Corporation plc ("Eaton" or the "Company") is filing this Current Report on Form 8-K ("Form 8-K") solely to recast certain segment financial information and related disclosures included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, originally filed with the Securities and Exchange Commission (the "SEC") on February 26, 2026 (the "2025 Form 10-K"). The recast information reflects a change in segment reporting implemented during the first quarter of 2026, as described below and in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 5, 2026, and Quarterly Report on Form 10-Q for the period ended June 30, 2026, filed with the SEC on July 31, 2026 (collectively referred to as the "2026 Form 10-Qs"). The information in this Form 8-K is not an amendment to or restatement of the 2025 Form 10-K.
During the first quarter of 2026, Eaton re-segmented certain business segments due to a reorganization of the Company's businesses. The new segment is Mobility, which consists of the legacy Vehicle and eMobility segments. Historical segment information has been recast to reflect this change.
The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change in segment reporting described above, a new registration, proxy, or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy, or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast the consolidated financial statements reported in the 2025 Form 10-K to reflect the change in segment reporting described above. The changes do not represent a restatement of previously issued financial statements.
Included within Exhibit 99.1 to this Form 8-K and incorporated herein are the following items from the 2025 Form 10-K, each recast to reflect the impact of the Company's change in business segments on the Company's consolidated financial information and certain related disclosures:
a.Part I, Item 1 - Business
b.Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations
c.Part II, Item 8 - Financial Statements and Supplementary Data
d.Part IV, Item 15 - Exhibits and Financial Statement Schedules
The Company is also filing with this Form 8-K the Report of Independent Registered Public Accounting Firm on the Company's consolidated financial statements for the year ended December 31, 2025, which is unchanged from the 2025 Form 10-K, other than the dual date to reflect the recast of the Company's change in business segments.
Unaffected items and unaffected portions of the 2025 Form 10-K have not been repeated in, and are not amended or modified by, Exhibit 99.1. Exhibit 99.1 does not include the report of the independent registered public accounting firm on the effectiveness of the Company’s internal control over financial reporting, Management’s Report on Financial Statements, Management’s Report on Internal Control Over Financial Reporting or the list of exhibits appearing in Part IV, Item 15 of the 2025 Form 10-K. References in Exhibit 99.1 to any portion of the 2025 Form 10-K not included therein refer to the 2025 Form 10-K as originally filed.
The information included in this Form 8-K does not amend or restate the Company's audited consolidated financial statements included in the 2025 Form 10-K. This Form 8-K does not reflect events occurring after the Company filed the 2025 Form 10-K and does not modify or update the disclosures therein in any way, other than as expressly noted above. This Form 8-K does not purport to update the 2025 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management as of the filing of this Form 8-K. Therefore, this Form 8-K should be read in conjunction with the 2025 Form 10-K and Company's filings made with the SEC subsequent to the filing of the 2025 Form 10-K, including, without limitation, the 2026 Form 10-Qs. The 2026 Form 10-Qs and other filings contain important information events, developments, and updates to certain expectations of the Company that have occurred since the filing of the 2025 Form 10-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Items from the Company's Annual Report on Form 10-K for the year ended December 31, 2025, revised to reflect recast segment information.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date:	October 16, 2026	By:	/s/ Andrea Trabacchin
Andrea Trabacchin
Senior Vice President and Controller